Exhibit 32.0

Certification of Chief Executive Officer

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of iStar Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 3, 2021	By:	/s/ JAY SUGARMAN
Name:Jay Sugarman
Title:Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

The undersigned, the principal financial officer of iStar Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 3, 2021	By:	/s/ GARETT ROSENBLUM
Name: Garett Rosenblum
Title: Chief Accounting Officer (principal financial officer)